Exhibit 99.1

 Investor PresentationFebruary 2018

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2016 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

Key Metrics

Total Assets	$4.1 billion
Market Capitalization	$833.3 million
Cash Dividend Yield	2.80%
P/E Ratio	16.1x
Price to Book Value	1.6x
Price to Tangible Book Value	1.8x
Tangible Common Equity Ratio	11.43%

- Competitive Position
  - 2nd largest Kentucky domiciled bank holding company
  - #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions

Financial data as of December 31, 2017

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Corporate History

1903	Pikeville National bank formed
1987-2005	Acquired 14 banks and purchased 17 branch locations
1997	Changed name to Community Trust Bancorp, Inc.
2010	Acquired LaFollette First National Corporation
Presently	Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company

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 Serving customers in 80 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee  5  Our Banking Franchise

Our Banking Franchise

Central Region

Loans - $678 million

Deposits - $822 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $949 million

Deposits - $1.3 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $365 million

Deposits - $527 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $638 million

Deposits - $711 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $490 million

CTIC

Assets Under Management - $2.2 billion (including $0.6 billion CTB)

Revenues - $14.2 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of December 31, 2017

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 Assets in billionsRevenue in millions  7  Includes CTB portfolio  Trust Assets Under Management &Trust Revenue

 8   Banking Yrs. w/Name Position Experience CTBIJean R. Hale Chairman, President and CEO 48 years 48Mark A. Gooch CTB President and CEO 36 years 36Andy Waters CTIC President and CEO 31 years 14Kevin J. Stumbo EVP/Chief Financial Officer 31 years 23Steven E. Jameson EVP/Risk Manager 32 years 13James J. Gartner EVP/Chief Credit Officer 49 years (17 at OCC) 15James B. Draughn EVP/Operations 24 years 24Larry W. Jones EVP/C KY President 49 years 15Richard W. Newsom EVP/E KY President 34 years 34Ricky Sparkman EVP/SC KY/TN President 33 years 24D. Andrew Jones EVP/NE KY/WV President 30 years 30C. Wayne Hancock EVP/Senior Staff Attorney 9 years 9   Executive Management Team

Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to corporate governance
- Decentralized decision making and centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maintain a strong tangible equity position
- Organic growth expectations combined with de novo branching and acquisition
- Consistent long-term performance

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 10   2017 2016 2015 2014 2013 EPS $2.92 $2.70 $2.66 $2.50 $2.63ROAA 1.27% 1.21% 1.23% 1.18% 1.24%ROAE 9.93% 9.58% 9.97% 9.94% 11.05%Net Int. Margin 3.67% 3.70% 3.81% 3.92% 4.03%Efficiency Ratio 58.66% 58.54% 58.20% 59.12% 59.33%Nonperforming Loans 0.91% 0.93% 1.00% 1.42% 1.67%Net Charge-offs 0.24% 0.28% 0.25% 0.31% 0.30%% of Average Assets:Noninterest Income 1.18% 1.22% 1.24% 1.23% 1.35%Noninterest Expense 2.70% 2.73% 2.78% 2.88% 3.02%  All information is for the year ended December 31  Consistent Financial Performance

 11  Earnings Review

 EPS increased 8.1% from 2016 to 20172018 EPS goal - $3.32 to $3.40 per share  12  Earnings Per Share

 (in millions)  Net income increased 8.8% from 2016 to 20172018 goal for net income - $58.8 to $60.2 million  13  Net Income

 (in millions)  Revenues increased 2.5% from 2016 to 20172018 goal for revenues - $188.9 to $194.6 million  14  Revenues

 Noninterest income increased 0.1% from 2016 to 2017Increases in trust revenue and deposit service chargesDecreases in loan related fees and securities gains2018 goal for noninterest revenue – 25.0% to 27.0% of total revenue  Noninterest Incomeas a % of Total Revenue  (in millions)  15

 Net interest revenue increased by 3.3% from 2016Net interest margin decreased 3 basis pointsAverage earning assets increased $146.4 million, or 4.0%  (in millions)  Net Interest Revenue  16

 Net Interest Margin  Pressure on the margin1-year cumulative gap position at 12/31/17 – (5.90)%  % of assets repricingWithin 30 days 30.67%% of liabilities repricing Within 30 days 10.17%Within 90 days 21.56%Within 180 days 32.47%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2017 for bank holding companies with consolidated assets of $3 billion to $10 billion.  17

 Net Noninterest Expenseas a % of Average Earning Assets  Noninterest Expense & Efficiency Ratio  (in millions)  (in millions)    Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2017 for bank holding companies with consolidated assets of $3 billion to $10 billion.  18

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2017 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 20  Balance Sheet Review

 Total assets at 12/31/17 increased $204.1 million, or 5.2%, from 12/31/2016Loans increased $184.6 million or 6.3%Investment portfolio decreased $19.8 million or 3.3%Deposit growth $175.3 million or 5.3%2018 goal for total assets - $4.15 to $4.32 billion  (in billions)  Total Assets  21

 (in billions)  Total Loans  Loans increased $184.6 million or 6.3% from 12/31/162018 goal for total loans - $3.15 to $3.35 billion  December 31, 2017  Loan PortfolioMix  22

 Concentrations of Creditas a % of Total Loans  December 31, 2017  * As a percentage of funded exposure  23

 Net Charge-offsas a % of Average Loans  NonperformingLoansas a % of Total Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2017 for bank holding companies with consolidated assets of $3 billion to $10 billion.       December 31, 2017  24

 Nonperforming Assetsas a % of Total Assets  Loan Loss Reserveas a % of Net Loans  $32.0 million in other real estate owned  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2017 for bank holding companies with consolidated assets of $3 billion to $10 billion.  25

 Total Other Real Estate Owned  Sales of foreclosed properties for the year ended 12/31/17 totaled $6.1 millionNew bookings in 2017 totaled $5.4 millionProperties under contract to sell were $2.2 million  (in millions)  26

 (in billions)  Total Depositsincluding Repurchase Agreements  2018 goal for total deposits including repurchase agreements - $3.47 to $3.61 billion  Total Depositsincluding Repurchase Agreements  December 31, 2017  27

 28  Our Hoops CD product has been offered for over 20 years100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships$207 million in Hoops CDs as of 12/31/17  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

 29  Shareholder Value

 Dividends Per Share  2017 cash dividends increased 3.2%Dividend payout ratio at December 31, 2017 was 44.52%Desired level between 40% and 50%December 31, 2017 cash dividend yield was 2.80%Cash dividend increased to $0.33 per share effective October 1, 2017  30  * 2018 is projected DPS

 Shareholders’ Equity  (in millions)  Shareholders’ equity has increased 28.7% during the past five years5.8% compound growth rate for the past five years2018 goal for shareholders’ equity - $552.6 to $575.2 million  5.8%  31

 Book ValuePer Share  Tangible Common Equity/Assets  32

 Peer data obtained from SNL Financial; peer group consists of publicly traded regional bank holding companies with comparative asset size, as defined in our Proxy Statement.  (in millions)  Price to Tangible Book Value 2012 2013 2014 2015 2016 2017 CTBI 1.53x 2.06x 1.67x 1.50x 2.01x 1.79x Peer 1.39x 1.72x 1.72x 1.71x 1.83x 2.17x    33  Total Market Capitalization  All data is as of year-end.

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2012 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2017.      34

 Comparison to Russell 2000 Indexof Small Cap Companies  Return to Investors  3-, 5-, and 10-year total returns annualized  December 31, 2017    35

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends37 years of consecutive increases in cash dividends5-year compound growth rate of cash dividends 2.7%Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock IndexRecognized as one of “America’s 50 Most Trustworthy Financial Companies” for four consecutive years and ranked 1st and 2nd in the “Small Cap” category in the years 2014 and 2015, respectively, and tied for 1st in the years 2016 and 2017CTBI shareholders include169 institutional investors (including CTIC – 9.8%) hold 10.2 million shares (56.3%)241 mutual funds hold 4.6 million shares (26.2%)  Data as of December 31, 2017  36

 37  Key Strategic Initiatives

Operational Priorities

- Build core earnings capacity
  - Quality loan growth
  - Low cost deposit growth
- Maintain net interest margin
- Operational efficiency
  - Expense control
  - Noninterest revenue growth
- Compliance management
- Increase noninterest income
  - Wealth management
  - Brokerage
  - Life insurance
- Continuing focus on improving asset quality
- Liquidation of other real estate owned

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CTBI's Franchise Value

- History of solid investor returns
- Historically strong capital position
- Investor focused dividend policy
  - Dividend Achievers Index
- Consistent financial performance
- Community banking strategy
- Economic diversity in the markets we serve
- Strong experienced management team and over 1,000 dedicated employees
- Our shareholders

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